UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange

Act of 1934

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Powder River Basin Gas Corp.

(Name of Registrant as Specified in Charter)

n/a

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POWDER RIVER BASIN GAS CORP.

202, 1212-31ST Avenue NE

Calgary, Alberta, Canada T2E 7S8

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD AT 9:00 AM TUESDAY, OCTOBER 30, 2007

TO THE STOCKHOLDERS OF POWDER RIVER BASIN GAS CORP.:

The annual meeting of the stockholders (the “Annual Meeting”) of Powder River Basin Gas Corp. (the “Company”) will be held at the Holiday Inn Select, 5000 East Skelley Drive, Tulsa, Oklahoma 74135, on Tuesday, October 30, 2007, at 9:00 am CST to:

1. Elect three directors to serve until the 2008 Annual Meeting of Stockholders;

2. Ratify the selection of Chisholm Bierwolf & Nilson, LLC as the Company’s independent auditor for the Company’s fiscal year ending December 31, 2007;

3. Ratify and approve the adoption of the 2007 Incentive Stock Option Plan;

4. Approve a change of domicile from the State of Colorado to the State of Oklahoma, including a name change.

5. Transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The foregoing matters are described in more detail in the accompanying Proxy Statement.

ONLY STOCKHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON SEPTEMBER 6, 2007 (THE “RECORD DATE”), ARE ENTITLED TO NOTICE OF AND TO VOTE AT THE ANNUAL MEETING.

MANAGEMENT ENCOURAGES ALL STOCKHOLDERS TO ATTEND THE ANNUAL MEETING IN PERSON.  ALL HOLDERS OF THE COMPANY’S COMMON STOCK (WHETHER OR NOT THEY EXPECT TO ATTEND THE ANNUAL MEETING) ARE REQUESTED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE PROXY ENCLOSED WITH THIS NOTICE.

HOLDERS OF MORE THAN 50% OF THE COMPANY’S 144,983,605 ISSUED AND OUTSTANDING SHARES OF COMMON STOCK MUST BE REPRESENTED AT THE ANNUAL MEETING TO CONSTITUTE A QUORUM FOR CONDUCTING BUSINESS.  THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTING POWER REPRESENTED BY SHARES AT THE ANNUAL MEETING IN PERSON OR BY PROXY WILL BE REQUIRED FOR THE ELECTION OF DIRECTORS (PROPOSAL 1), THE RATIFICATION OF INDEPENDENT AUDITORS (PROPOSAL 2), AND THE RATIFICATION AND APPROVAL OF THE STOCK OPTION PLAN (PROPOSAL 3), ASSUMING THAT A QUORUM IS PRESENT OR REPRESENTED AT THE ANNUAL MEETING.  THE AFFIMATIVE VOTE OF TWO THIRDS OF THE SHARES ISSUED AND OUTSTANDING AT THE RECORD DATE WILL BE REQUIRED TO APPROVE THE CHANGE OF DOMICILE AND NAME CHANGE.

POWDER RIVER BASIN GAS CORP.

BY ORDER OF THE BOARD OF DIRECTORS

Dated: September 6, 2007

/s/Brain Fox

Brian Fox, Chairman of the Board

Calgary, Alberta, Canada

SPECIAL REQUEST

REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE FILL IN, SIGN, DATE, AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE SELF-ADDRESSED, STAMPED ENVELOPE PROVIDED.  NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

IMPORTANT

If your shares are held in the name of a brokerage firm, nominee, or other institution, you are considered the beneficial owner of shares held in street name.  As the beneficial owner, you have the right to direct your broker, nominee or other institution how to vote your shares.  However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you bring with you a legal proxy from the stockholder of record. Please promptly contact the person responsible for your account and give instructions for your shares to be voted.

Stockholders wishing to make room reservations at the Holiday Inn Select may call 918-622-7000 for room rates and reservations.

The Holiday Inn Select is located at 5000 East Skelley Drive, Tulsa, Oklahoma 74135.

POWDER RIVER BASIN GAS CORP.

202, 1212-31ST Avenue NE

Calgary, Alberta, Canada T2E 7S8

PROXY STATEMENT

This Proxy Statement is furnished to stockholders of Powder River Basin Gas Corp. (the “Company”) in connection with the solicitation of proxies on behalf of the management of the Company, to be voted at the annual meeting of the stockholders (the “Annual Meeting”) to be held at the Holiday Inn Select, 5000 East Skelley Drive, Tulsa, Oklahoma 74135, on October 30, 2007, at 9:00 am CST.  The enclosed proxy, when properly executed and returned in a timely manner, will be voted at the Annual Meeting in accordance with the directions set forth thereon.  If no instructions are indicated on the enclosed proxy, at the Annual Meeting the proxy will be voted affirmatively to:

1. Elect three directors to serve until the 2008 Annual Meeting of Stockholders;

2. Ratify the selection of Chisholm Bierwolf & Nilson, LLC as the Company’s independent auditor for the Company’s fiscal year ending December 31, 2007;

3. Ratify and approve the adoption of the 2007 Incentive Stock Option Plan;

4. Vote for a change of domicile from the State of Colorado to the State of Oklahoma, including a name change.

5. Transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The enclosed proxy, even though executed and returned to the Company, may be revoked by the stockholder at any time before it is voted, either by giving a written notice mailed or delivered to the secretary of the Company, by submitting a new proxy bearing a later date, or by voting in person at the Annual Meeting.  If the proxy is returned to the Company without specific direction, the proxy will be voted in accordance with the Board of Directors’ recommendations as set forth herein.

The entire expense of this proxy solicitation, estimated at $25,000, will be borne by the Company.  In addition to this solicitation, in order to ensure that a quorum is represented at the Annual Meeting, officers, directors, and regular employees of the Company, who will receive no extra compensation for such services, may solicit proxies by mail, telephone, or in person.

ONLY HOLDERS OF RECORD OF THE COMPANY’S 144,983,605 ISSUED AND OUTSTANDING SHARES OF COMMON STOCK AT SEPTEMBER 6, 2007 (THE “RECORD DATE”) ARE ENTITLED TO NOTICE OF AND TO VOTE AT THE ANNUAL MEETING. EACH STOCKHOLDER HAS THE RIGHT TO ONE VOTE FOR EACH SHARE OF THE COMPANY’S COMMON STOCK OWNED.  CUMULATIVE VOTING IS NOT PERMITTED.

MANAGEMENT ENCOURAGES ALL STOCKHOLDERS TO ATTEND THE ANNUAL MEETING IN PERSON.  ALL HOLDERS OF THE COMPANY’S COMMON STOCK (WHETHER OR NOT THEY EXPECT TO ATTEND THE ANNUAL MEETING) ARE REQUESTED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE PROXY FORM ENCLOSED WITH THIS NOTICE.  HOLDERS OF MORE THAN 50% OF THE COMPANY’S 144,983,605 ISSUED AND OUTSTANDING SHARES OF COMMON STOCK MUST BE REPRESENTED AT THE ANNUAL MEETING TO CONSTITUTE A QUORUM FOR CONDUCTING BUSINESS.  THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTING POWER REPRESENTED BY SHARES AT THE ANNUAL MEETING IN PERSON OR BY PROXY WILL BE REQUIRED FOR THE ELECTION OF DIRECTORS (PROPOSAL 1), THE RATIFICATION OF INDEPENDENT AUDITORS (PROPOSAL 2), AND THE RATIFICATION AND APPROVAL OF THE STOCK OPTION PLAN (PROPOSAL 3), ASSUMING THAT A QUORUM IS PRESENT OR REPRESENTED AT THE ANNUAL MEETING.  THE AFFIMATIVE VOTE OF TWO THIRDS OF THE SHARES ISSUED AND OUTSTANDING AT THE RECORD DATE WILL BE REQUIRED TO APPROVE THE CHANGE OF DOMICILE AND NAME CHANGE.

THIS PROXY STATEMENT AND THE ACCOMPANYING PROXY ARE BEING MAILED ON OR ABOUT SEPTEMBER 7, 2007, TO ALL STOCKHOLDERS ENTITLED TO VOTE AT THE ANNUAL MEETING.

THE ATTENDANCE AT AND/OR VOTE OF EACH STOCKHOLDER AT THE ANNUAL MEETING IS IMPORTANT AND EACH STOCKHOLDER IS ENCOURAGED TO ATTEND.

PROPOSAL NO. 1

ELECTION OF BOARD OF DIRECTORS

The following table sets forth the name, age, position, and year first elected of each current director and executive officer of the Company:

Name	Age	Position with Company	Officer or Director Since
Brian Fox	61	Chairman, CEO	December 2003
Jonathan N. Havelock	51	Director	August 2007
Mark Chang	49	Director	August 2007
Jeffery Q. Johnson	31	CFO	August 2007

The following persons have been nominated for election as directors of the Company:

Brian Fox

Jonathan Havelock

Mark Chang

Certain biographical information with respect to the nominees for director is set forth below.  Each director, if elected by the stockholders, will serve until our 2008 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified.  Vacancies on the Board of Directors during the year may be filled by the majority vote of the directors in office at the time of the vacancy without action by the stockholders.

Biographical Information on Nominees

Brian Fox has been sole director and officer of the Company from December 2003.  Mr. Fox has been in management in the oil and gas exploration and production business for more than 28 years.  During the past 6 years, Mr. Fox has been President of Renco Energy, Inc. and Renard Resources, Inc., both Oklahoma corporations engaged in acquiring and developing working interests in oil and gas properties in the US and in marketing the production from those properties.  Mr. Fox has also been President of Zorro Resources, Inc., an Alberta Canada corporation which engages in oil and gas exploration, production and development in Canada.

Jonathan Niles Havelock was appointed to the Board of Directors in August 2007.  Since 2001, Mr. Havelock has been President and Managing Director of Strategic Relations Inc., a company that provides organizations with strategic roadmaps on government, regulatory structures and competing stakeholder interests.  From 1993 to 2001, Mr. Havelock served as a Member of the Alberta Legislature for Calgary Shaw, during which time he held positions of Minister of Economic Development (1999 to 2001) and Minister of Justice and Attorney General (1997 to 1999).  Prior to entering the legislature, Mr. Havelock worked in marketing, real estate and law, including as Legal Counsel with Amoco Canada Petroleum Company in Calgary, Alberta (1982 to 1988) and Senior Real Estate Representative with Amoco Corporation in Chicago (1988 to 1989).  He has served on the Board of Governors of the Northern Alberta Institute of Technology (2001-2004), as an Alderman for the City of Calgary (1986 to 1988) and on the Calgary Board of Education, as Chair the last two years of his term (1983 to 1986). Mr. Havelock has earned a B.C. with Honors from the University of Alberta and a B.A. (Law) and M.A. from Downing College, University of Cambridge, England.

Mark Chang was appointed to the Board of Directors in August 2007.  Since 2003, Mr. Chang has been the Chief Executive Officer of OL&M Business International Pte. Ltd. (“OL&M”), an investment company focusing on oil, land and minerals.  Mr. Chang is the creator of OilPods, a wholly-owned subsidiary of OL&M, an oil and gas investment organization that has a long term understanding and arrangement with the Company regarding the purchase of oil and gas interests. In 2002, Mr. Chang served as Team Manager for Walton International Group, a land bank company operating in Singapore.  In 2001, he worked as Independent Certificated Mortgage reviewer for various Australian banks.  From 1988 to 2001, Mr. Chang was an instructor pilot with the Republic of Singapore Air Force.  Mr. Chang earned a BBA in Finance from the University of Wichita, Kansas in 1988.

Compensation of Directors

Brian Fox, the sole director, has not received compensation for board service although he has received compensation as sole officer.  In August 2007, the Company adopted a compensation plan for non-employee directors.  The plan

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includes base annual compensation of US$36,000.  Board members may also be awarded performance bonuses based on increases in the profitability of the Company, and may be granted options under the 2007 Incentive Stock Option Plan. Details of the performance bonus arrangements and potential option grants have not been finalized.

In addition to general Board duties, Mr. Havelock has been assigned speaking and presentation duties for which he will receive additional compensation.

Audit Committee

We have not yet established an audit committee.  The Board will continue to act as the audit committee until committee assignments are made.

Compensation Committee

We have not yet established a compensation committee.  The Board will act as the compensation committee until committee assignments are made.

Nominating Committee

We have not yet established a nominating committee.  Brian Fox, the sole director, chose the director nominees based on informal recommendations from consultants, counsel and shareholders.  Once the new Board members are elected, the Board intends to establish a nominating committee and formulate procedures for new nominations, including a process to review recommendations from shareholders.

Meetings of our Board of Directors

Our Board of Directors plans to hold at least four meetings annually (including those meetings conducted by telephone conferencing).

Each of our directors will be required to attend at least 75% of the aggregate of (1) the total number of meetings of the Board of Directors and (2) the total number of meetings held by all committees of the Board of Directors on which the Director serves.

Stockholders wishing to communicate with the Board of Directors may send such communications by mail to the Board of Directors at our corporate office at 202, 1212-31ST Avenue NE, Calgary, Alberta, Canada T2E 7S8.

All of our nominees for director will attend our 2007 Annual Meeting, and all of our elected Directors will be expected to attend our 2008 Annual Meeting.

Vote Required

The affirmative vote of a majority of the votes cast, in person or by proxy, at the Annual Meeting will be required for the election of Directors.  The Board of Directors recommends a vote “FOR” all the nominees.  It is intended that in the absence of contrary specifications, proxies will be voted for the election of the three nominees named above.  In the event any nominee is unable to serve, the proxies will be voted for a substitute nominee, if any, to be designated by the Board of Directors.  The Board of Directors has no reason to believe that any nominee will be unavailable.

PROPOSAL NO. 2

RATIFY THE SELECTION OF CHISHOLM, BIERWOLF & NILSON, LLC AS

THE COMPANY’S INDEPENDENT AUDITOR

The Board of Directors has selected Chisholm, Bierwolf & Nilson, LLC as the Company’s independent auditor for the fiscal year ending December 31, 2007.  To the knowledge of the Company, at no time has Chisholm, Bierwolf & Nilson, LLC had any direct or indirect financial interest in or any connection with the Company other than as independent public accountants.  It is anticipated that a representative of Chisholm, Bierwolf & Nilson, LLC will be present at the Annual Meeting and will be provided the opportunity to make a statement, if he desires to do so, and will be available to respond to appropriate questions.

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Audit Fees and Services

(1) Audit Fees.  During 2005 and 2006 the Company paid professional services rendered in audit fees of $31,186 and $39,712, respectively, for the audit of the Company financial statements and for the review of financial statements included in the Company’s Form 10-KSB and Forms 10-QSB  to Chisholm Bierwolf & Nilson, LLC, the principal independent Certified Public Accountants for the Company.

(2) Audit-Related Fees.  None.

(3) Tax Fees. During 2006 and 2005, the Company paid professional services rendered in tax preparation fees of $1,500 and $0, respectively, for preparation of tax returns to Chisholm, Bierwolf & Nilson, LLC.

(4) All Other Fees. None.

Vote Required

Ratification of the Company’s independent auditor requires the approval of a majority of the voting power represented by shares at the Annual Meeting in person or by proxy and entitled to vote, assuming that a quorum is present or represented at the Annual Meeting.  The Board of Directors recommends a vote “FOR” the ratification of the selection of Chisholm, Bierwolf & Nilson, LLC as the Company’s independent auditor for the fiscal year ending December 31, 2007. It is intended that in the absence of contrary specifications, proxies will be voted for the selection of Chisholm, Bierwolf & Nilson, LLC.

PROPOSAL NO. 3

RATIFY AND APPROVE THE ADOPTION OF THE 2007 INCENTIVE STOCK OPTION PLAN

2007 Incentive Stock Option Plan Summary

The 2007 Incentive Stock Option Plan (“Plan”) is intended to reward directors, officers and key employees who contribute to our success and to provide them with a stake in the enterprise as stockholders.  Consistent with this belief, the award of stock options will be an important element of our compensation program.

We intend to use the Plan to attract competent directors, executive personnel, and other employees, aid in the retention of the services of existing directors, executive personnel, and employees, and provide incentives to all such personnel to devote the utmost effort and skill to our advancement by permitting them to participate in ownership and thereby permitting them to share in increases in the value which they help produce.

The Plan will be administered by our Board of Directors or a compensation committee appointed by our Board.  Awards granted under the Plan are intended to be incentive stock options, or ISOs, as defined in the Internal Revenue Code of 1986, as amended, which will be awarded to directors, officers and employees, who, in the opinion of the Board of Directors or the Compensation Committee, have contributed, or are expected to contribute, materially to our success.

The exercise price of options granted under the Plan, as determined by our Board of Directors, may be based on the fair market value of the underlying common stock at the time of grant and, in the case of ISOs may not be less than 100% of the fair market value of such capital stock on the date the option is granted or, in the case of holders of more than 10% of our outstanding common stock, 110% of the fair market value.

Options granted under the Plan expire no later than ten years after the date of grant or, in the case of a holder of greater than 10% of our outstanding common stock, five years.  The option price may be paid by cash or, at the discretion of our Board of Directors or the Compensation Committee, by delivery of options or shares of our common stock already owned by the optionee, which will be valued at their fair market value at the date of exercise, or a combination thereof.

All of our employees, officers, and directors are eligible to participate under the Plan.  A maximum of 4,000,000 shares are available for grant under the Plan.  The identification of individuals entitled to receive awards, the terms of the awards, and the number of shares subject to individual awards, will be determined by our Board of Directors or the Compensation Committee, in their sole discretion; provided, however, that in no event may the aggregate fair market value of shares for which an ISO is first exercisable in any calendar year by any eligible employee exceed $100,000.

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The aggregate number of shares with respect to which options or stock awards may be granted under the Plan, the number of shares covered by each outstanding option, and the purchase price per share will be adjusted for any increase or decrease in the number of issued shares resulting from a recapitalization, reorganization, merger, consolidation, exchange of shares, stock dividend, stock split, reverse stock split, or other subdivision or consolidation of shares.

Our Board of Directors or the Compensation Committee may from time to time alter, amend, suspend, or discontinue the Plan with respect to any shares as to which options or stock awards have not been granted.  However, unless approved by our stockholders or required by an event of dilution, no such alteration or amendment may increase the maximum number of shares for which options or stock awards may be granted under the Plan either in the aggregate or to any eligible employee, reduce the minimum option prices which may be established under the Plan, extend the period or periods during which options may be granted or exercised, materially modify the requirements as to eligibility for participation in the Award Plans, change the provisions relating to events of dilution, or materially increase the benefits accruing to the eligible participants under the Plan.

All options granted to a participant shall automatically terminate as of the date an eligible participant’s employment or service on the Board of Directors terminates if the participant is terminated as a result of any act of (a) fraud or intentional misrepresentation, or (b) embezzlement, misappropriation, or conversion of assets or opportunities of our company.  Otherwise, all options shall terminate at the end of three months following termination of employment or service.

Vote Required

Ratification and approval of the Company’s 2007 Incentive Stock Option Plan requires the approval of a majority of the voting power represented by shares at the Annual Meeting in person or by proxy and entitled to vote, assuming that a quorum is present or represented at the Annual Meeting.  The Board of Directors recommends a vote “FOR” the ratification of the ratification and approval of the Plan. It is intended that in the absence of contrary specifications, proxies will be voted for the ratification and approval of the Plan.

PROPOSAL NO. 4

VOTE ON CHANGE OF DOMICILE FROM THE STATE OF COLORADO TO THE STATE OF OKLAHOMA, INCLUDING A NAME CHANGE

The Company proposes to change its domicile from the state of Colorado to the state of Oklahoma.  The principal reasons to make this change of domicile are to reduce corporate income taxes and to have the domicile in a state where the Company has significant working properties and reserves.  In addition, Oklahoma has adopted a corporate legal structure similar to the state of Delaware, a state with one of the most completely developed and updated corporate legal structures. In connection with the change of domicile, the Company would also change its name from Powder River Basin Gas Corp. to Powder River Petroleum International, Inc., to avoid confusion about our current name and its association with Powder River Basin in Wyoming and its environmental problems which are unrelated to the Company.

In fiscal 2006, the Company paid approximately $405,000 in state income tax to the state of Colorado, the current corporate domicile, even though the Company has no operations, no business office, no property and no other presence in Colorado.  The corporate tax rate in Colorado is 4.63% on all income.  If the Company had been domiciled in Oklahoma in fiscal 2006, it would have paid no taxes to the state of Colorado and would have paid approximately $11,000 to the state of Oklahoma, saving approximately $394,000.  The corporate tax rate in Oklahoma is $1.25 per each $1,000 of income, to a maximum total fee of $20,000. The Company believes that if the change of domicile is approved, savings going forward will increase especially if revenues increase as anticipated.

In addition, the Company has significant operations in Oklahoma.  Management spends considerable time in the state, the Company’s general counsel in located in Oklahoma and Oklahoma is a state noted for its oil and gas reserves and operations.  Management believes that having the Company domiciled in Oklahoma could also increase its visibility as an oil and gas owner and producer within the industry.

Finally, management proposes to change the name of the corporation to Powder River Petroleum International, Inc.  Although the Company does not and has not operated in the Powder River Basin in the state of Wyoming, the

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Company has received comments and questions from existing shareholders as well as potential shareholders and the investment community regarding a connection with Wyoming due to its related environmental problems.  Management believes that changing the Company’s name will reduce the potential confusion.

Operation of the Merger

Under the terms of the Change of Domicile Agreement and Plan of Merger (attached hereto as Appendix “A”), the Company would merge with and into Powder River Petroleum International, Inc., an Oklahoma corporation formed with the same authorized capital structure and par value per share.  Each share of the Company outstanding prior to the effectiveness of the merger would be exchanged for a share of the new company.  Upon completion of the merger, the separate corporate existence of the Colorado corporation would cease.  Shareholders would not be required to exchange their existing certificates of the Colorado corporation for certificates of the Oklahoma corporation since the transfer agent will maintain records of ownership and transfer.  Shareholders wishing to exchange certificates could do so by submitting the certificates to the transfer agent and paying a small transfer fee.

The Company will be required to apply for a new trading symbol on the Over-The-Counter Bulletin Board.  However, the Company’s trading status will be otherwise unaffected.  The Company’s transfer agent will continue to be Madison Stock Transfer, 1688 East 16th, Suite 7, Brooklyn, NY 11229.

In general, rights of common stockholders under Oklahoma law will not differ significantly from rights under Colorado law.  Voting procedures, annual and special meetings, voting for directors and quorum requirements for meetings are generally similar.  However, for approval of major corporate transaction, Oklahoma requires approval of only a simple majority of the total issued and outstanding shares as opposed to Colorado which requires approval of two thirds of the issued and outstanding shares.  Also, for a corporation to take actions requiring shareholder approval without a meeting, Colorado requires the written consent of all shares issued and outstanding, while Oklahoma permits actions with only a simple majority of the total shares issued and outstanding.  Both of these differences may minimize the ability of minority shareholders in Oklahoma to affect corporate decision making. However they also may enhance a corporation’s ability to take necessary business and corporate actions swiftly and without unnecessary expenses.

Vote Required

Approval of the proposed change of domicile from the state of Colorado to the state of Oklahoma requires the approval of a minimum of two thirds of the shares issued and outstanding at the Record Date. The Board of Directors recommends a vote “FOR” the change of domicile and name change. It is intended that in the absence of contrary specifications, proxies will be voted for the ratification and approval of the change of domicile and name change.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth as of September 6, 2007 the name and address and the number of shares of our common stock held of record or beneficially by each person who held of record, or was known by us to own beneficially, more than 5% of the shares of our common stock issued and outstanding, and the name and shareholdings of each Director and of all officers and Directors as a group. The information on share numbers and percentage ownership listed assumes: a) the exercise of warrants by the beneficial owner (all included warrants are currently exercisable); and b) a corresponding increase in the number of shares issued and outstanding.

Beneficial ownership is determined in accordance with the rules of the SEC.  In determining the number of shares beneficially owned by a person, options or warrants to purchase common stock held by that person that are currently exercisable, or become exercisable within 60 days following September 6, 2007, are deemed outstanding; however, such shares are not deemed outstanding for purposes of computing the percentage ownership of any other person.  We believe that all of the persons named in this table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and except as indicated in the other footnotes to this table.

As of September 6, 2007, 144,983,605 shares of common stock were issued and outstanding.

Title of Class	Name and Address	Number of Shares	% of Class

Common	Brian Fox	58,085, 000(1)	39.5

Securities Ownership of Officers and Directors

Title of Class	Name and Position	Number of Shares	% of Class

Common	Brian Fox Chief Executive Officer, President and Director	See above	See above

Common	Jonathan Havelock Director	0	0

Common	Mark Chang	5,480,000(2)	3.7
	Director

Common	Jeffery Johnson Chief Financial Officer	0	0

	Total (4 persons)	63,565,000	42.7

(1) Includes 200,000 shares held by spouse and 6,900,000 shares held by Renco Resources, Inc., a company of which Mr. Fox is a principal.  Also includes warrants for the purchase of 2,000,000 shares exercisable at $0.185 per share until 12/31/07.

(2) Includes warrants for the purchase of 1,000,000 shares exercisable at $0.12 per share and warrants for the purchase of 1,000,000 shares exercisable at $0.18 per share, all exercisable until 12/31/07.

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Securities Authorized For Issuance Under Equity Compensation Plans

The following table sets forth information as of August 31, 2007 with respect to compensation plans under which our equity securities are authorized for issuance.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Restricted Stock Units and Performance Units A	Weighted-Average Exercise Price of Outstanding Options, Restricted Stock Units and Performance Units B	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans C
Equity compensation plans approved by security holders	0	n/a	n/a
Equity compensation plans not approved by security holders	2,000,000	n/a	2,000,000
Total	2,000,000		2,000,000

The numbers in the table above reflect the 2007 Incentive Stock Option Plan which has been approved by the board of directors and is being presented to the shareholders for approval in the 2007 Annual Meeting.

EXECUTIVE COMPENSATION

The following table shows the compensation received for the fiscal years ended December 31, 2006, 2005 and 2004 by our Chief Executive Officer (our sole officer) and each of the four other most highly compensated individuals whose annual compensation equaled or exceeded $100,000 during the fiscal year ended December 31, 2007 (the "Named Executive Officers").

Summary Compensation Table

Long Term Compensation
	Annual Compensation				Awards	Payouts
Name and Principal Position	Year	Salary	Bonus ($)	Other Annual Compen-sation	Restricted Stock Awards	Securities Underlying Options/ SARs	LTIP Payouts	All Other Compen- sation
Brian Fox, Chief Executive Officer and Chairman	2006 2005 2004	$ 360,000 $ 390,000 $ 60,000	$ 100,000 - -

Employment Benefits

We provide health and medical insurance to our executive officers similar to that which is made available to all full time employees, and we reimburse our executive officers for reasonable out-of-pocket expenses incurred in connection with our business.

As a condition to employment, our management and key personnel are required to sign a non-disclosure and non-competition agreement.  Under the terms of the agreement, employees are not able to provide services or information deemed confidential by us to any other company or person that directly or indirectly competes with us in the oil and gas industry or an industry which we intend to enter.  There is no time limitation on the non-disclosure aspect of the agreement.  The non-competition clause is for a period of two years and prevents a former employee or

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consultant from acting as an employee, consultant or in any other capacity for a competitor.  Additionally, all employees are required, as a condition of their employment, to enter into a non-disclosure agreement related to any information or process deemed confidential by us.

Option/SAR Grants in Fiscal Year Ended December 31, 2006

There were no stock option/SAR grants during the fiscal year ended December 31, 2006 to our Named Executive Officers.

Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option Values

There were no stock option/SAR exercises by our Named Executive Officers during the fiscal year ended December 31, 2006.

Employment Contracts and Change in Control Arrangements

At August 31, 2007, we have a written employment agreement with Brian Fox, effective January 1, 2007, and a written employment agreement with Jeffery Johnson, effective August 15, 2007.  The employment agreements provide for the following:

Name Executive Officer/Title	Term	Base Annual Salary	Value Cash Compensation	Additional Value Stock Compensation	Adjusted Annual Salary FY 2006	Stock Award and/or Option Grants
Brian Fox, CEO		$600,000			n/a

Jeffery Johnson, CFO		$180,000			n/a

Each of the agreements has provisions for cash bonuses based on the achievement of certain profit targets.  Mr. Fox is to receive a bonus of 10% of the Company’s net income before taxes that exceeds $750,000 per quarter. For the six month period ended June 30, 2007, the amount of accrued bonus related to Mr. Fox’s employment agreement was $594,132.   Mr. Johnson is to receive a bonus of 3% of the Company’s net income before taxes that exceeds $750,000 per quarter.

In the event of either termination without cause or due to a change of control, the above employee is entitled to salary, earned bonus compensation and benefits for three (3) months.

Other than the above-listed agreements, we are not a party to any change of control arrangements with any person.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On December 17, 2003, effective January 1, 2004, Renard Resources, Inc. assigned to the Company the Leonard Heirs Lease in Acadia Parish, LA in exchange for 38,500,000 shares of common stock of the Company at $.007 per share, the fair market value of the common stock on the date of the assignment.  Mr. Fox is the sole owner of Renard Resources.

Mr. Fox is the principal of Renco Energy, Inc., a company that operates oil and gas properties for the Company and collects fees which are then remitted to the Company.  At December 31, 2006, the Company had an outstanding receivable due from Renco for a total of $513,625.

Brian Fox is the Chief Executive Officer and well as a director of the Company and is not deemed independent.  Jonathan Havelock is a director of the Company and is deemed to be independent.  Mark Chang is a director of the Company and may not be deemed independent because he is the creator of OilPods, an oil and gas investment organization with which the Company has significant involvement.

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FINANCIAL AND OTHER INFORMATION

The Company’s most recent audited financial statements and other information are contained in the Company’s annual report on Form 10-K for the period ending December 31, 2006. Such reports once filed, are available to stockholders upon written request addressed to the Company at the Company’s executive offices, or on the Securities and Exchange Commission’s EDGAR website at http://www.sec.gov.

STOCKHOLDER PROPOSALS

No proposals have been submitted by stockholders of the Company for consideration at the Annual Meeting.  It is anticipated that the next annual meeting of stockholders will be held during October 2008.  Stockholders who, in accordance with Rule 14a-8 of the Exchange Act wish to present proposals for inclusion in the proxy materials to be distributed in connection with next year’s Annual Meeting Proxy Statement must submit their proposals so that they are received at our principal executive offices no later than the close of business on June 15, 2008, and are otherwise in compliance with applicable laws and regulations and the governing provisions of the articles of incorporation and bylaws of the Company.  As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.

Stockholder proposals and director nominations for our 2008 Annual Meeting not intended for inclusion in the proxy materials for the meeting must be delivered to our principal executive offices no earlier than June 15, 2008 and no later than July 15, 2008 to be considered timely.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Our common stock is registered pursuant to Section 12(g) of the Exchange Act, and in connection therewith, it is the responsibility of our Directors, officers, and beneficial owners of more than 10% of our common stock to file on a timely basis certain reports under Section 16 of the Exchange Act as to their beneficial ownership.  To the best of our knowledge, all reports required pursuant to Section 16 of the Exchange Act have been filed as of August 31, 2007.

CODE OF ETHICS

We have not yet adopted a Code of Ethics.  It is our intention to adopt a Code of Ethics once the new board members are elected.

OTHER MATTERS

Management does not know of any business other than referred to in the Notice which may be considered at the meeting.  If any other matters should properly come before the Annual Meeting, such matters will be properly addressed and resolved and those in attendance will vote on such matters in accordance with their best judgment.

POWDER RIVER BASIN GAS CORP

BY ORDER OF THE BOARD OF DIRECTORS

/s/Brian Fox

Brian Fox, Chairman of the Board

Calgary, Alberta, Canada

September 6, 2007

YOUR VOTE IS IMPORTANT.  PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD.

RETURN IT PROMPTLY IN THE ACCOMPANYING POSTAGE PAID ENVELOPE.

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APPENDIX A

2007 INCENTIVE STOCK OPTION PLAN

1.

Purpose of the Plan.  The POWDER RIVER BASIN GAS CORP. 2007 Incentive Stock Option Plan (“Plan”) is intended to advance the interests of POWDER RIVER BASIN GAS CORP. (“Company”) by providing its directors, officers, and other key employees who have substantial responsibility for the direction and management of the Company with incentive for them to promote its success, to increase their proprietary interest in the Company, and to encourage them to remain in its employ.  The above aims will be effectuated through the granting of certain stock options to purchase shares of the common stock of the Company (“Common Stock”).  It is intended that options granted  under the Plan and designated by the Committee under Paragraph 2 will qualify as “Incentive Stock Options” (“Options”) under Section 422A of the Internal Revenue Code of 1954, as amended (“Code”), and the terms of the Plan shall be interpreted in accordance with this intention.  In the event that this Plan is inconsistent in any way with applicable provisions of the Code relating to incentive stock options, it is the intent of the Company that the terms of the Code shall apply.

2.

Administration of the Plan.  The Board of Directors shall appoint a Committee or, if no such committee is so appointed,  the Board of Directors shall act as the Committee to administer this Plan.  The Board may from time to time appoint members to the Committee in substitution for members previously appointed and may fill vacancies, however caused, in the Committee.  The Committee shall select one of its members as its Chairman and shall hold its meetings at such times and places as it shall deem advisable.  All actions of the Committee shall be taken by majority vote of its members.  Any action may be taken by a written instrument signed by all the members of the Committee, and action so taken shall be as effective as if that action had been taken by a majority vote of the Committee members at a meeting duly called and held.  The Committee may appoint a secretary to keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

3.

Grant of Options.  Subject to any applicable limitation in federal tax laws from time to time, the Committee shall have complete and full authority in its discretion: (i) to determine and designate those directors, officers, key employees and other key consultants of the Company and/or of its subsidiaries who are to receive Options, (ii) to authorize the granting of Options, (iii) to establish the number of shares to be covered by such Options including the terms thereof; and (iv) to interpret the Plan and to prescribe, amend, and rescind rules and regulations relating to it.  All decisions of the Committee shall be final and binding.

4.

Stock Subject to the Plan.  The aggregate number of shares which may be issued under Options granted under the Plan shall not exceed 4,000,000 shares of Common Stock.  Such shares may consist of authorized but unissued shares of Common stock or previously issued shares of Common Stock reacquired by the Company.  Any shares subject to an Option under the Plan which remain unissued upon the termination of the Option and which are not subject to outstanding Options at the termination of the Plan, shall cease to be subject to the Plan, but until termination of the Plan, the Company shall at all times make available sufficient shares to meet the requirements of the Plan.  Should any Option hereunder expire or terminate prior to its exercise in full, the shares theretofore subject to such Option may again be subject to a new Option granted under the Plan.  The aggregate number of shares which may be issued under the Plan shall be subject to adjustments as provided in Paragraph 6(j) hereof.

5.

Eligibility.  The persons eligible to participate in the Plan as recipients of Options shall include only “key employees” of the Company and/or its subsidiaries.  The term “key employee” shall include directors, officers, executives, and supervisory personnel, including key consultants to the extent permitted under the Code.  The term “subsidiary corporation” shall for the purpose of this Plan be defined in the same manner as such term is defined in Section 425(f) of the Code.  A key employee who has been granted an Option hereunder shall remain eligible to receive an additional Option or Options, if the Committee shall so determine.  Options granted to different recipients and at different times need not contain similar provisions.

6.

Terms and Conditions.  Each Option granted under the Plan shall be evidenced by a written Incentive Stock Option Agreement (“Option Agreement”), in a form approved by the Committee, which shall be subject to the following express terms and conditions and to such other terms and conditions as the Committee may deem appropriate.

(a)  Option Period.  Each Option Agreement shall specify the period for which the Option thereunder is granted (which in no event shall exceed ten years from the date of grant) and shall provide that the Option shall expire at the end of such period.  However, in the case of an Option granted to an individual who, at the time of grant, owns more than ten percent of the total combined voting power of all classes of Common Stock of the Company (“Ten Percent Stockholder”) on the date the Option is granted to him, the Option period shall not exceed five years from the date of grant.

(b)  Option Price.  The purchase price under each Option issued shall be determined by the Committee at the time the Option is granted, but in no event shall such purchase price be less than 100 percent of the fair market value of the Company’s Common Stock on the date of grant.  In the case of an Option granted to a Ten Percent Stockholder, the Option price shall not be less than 110 percent of the fair market value of the Common Stock on the date of grant,  subject to the Option, on the date the Option is granted.

(c)   Exercise Period.  Each Option Agreement shall provide that the Option therein granted may be exercised in whole or in part at any time after the Option grant or vested in such installments as the Committee or Board of Directors may specify.  However, no portion of any Option may be exercisable prior to the approval of the Plan by the shareholders of the Company.

(d)   Procedure for Exercise.  Options shall be exercised by the delivery of written notice to the Company setting forth the number of shares with respect to which the Option is to be exercised.  Such notice shall be accompanied by cash or certified check, bank draft, and specifying the address to which the certificates for such shares are to be mailed.  Alternatively, in lieu of cash or its equivalent, optionee may surrender shares of Common Stock of the Company or other options to purchase shares of the Company.  Surrendered shares shall be valued at the bid for the Company’s Common Stock at the Close on the date prior to the receipt by the Company.  Options shall be valued at the exercise price of the options surrendered.  As promptly as practicable after receipt of such written notification and payment, the Company shall deliver to the optionee, certificates for the number of shares with respect to

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which such Option has been so exercised, issued in the optionee’s name; provided, however, that such delivery shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to the optionee, at the address specified pursuant to this paragraph 6(d).

(e)    Termination of Employment.  If a “key employee” to whom an Option has been granted ceases to be employed by the Company or any of its subsidiaries for any reason other than death or disability, the Options theretofore granted to him under this Plan to the extent not theretofore exercised by him, shall forthwith terminate. Any Options which are exercisable on the date of such termination of employment may be exercised during a three month period beginning on such date; provided, however, if an optionee’s employment is terminated because of the optionee’s dishonesty, theft, embezzlement from the Company, disclosing trade secrets of the Company or willful misconduct, then any Option or unexercised portion thereof granted to said optionee shall expire upon such termination of employment.

(f)   Disability or Death of Optionee.  In the event of the disability or death of an Option holder under the Plan while he is employed by the Company or any of its subsidiaries, the Options previously granted to him may be exercised (to the extent he would have been entitled to do so at the date of his disability or death) at any time and from time to time, within a period of one year after his disability or death, by the former employee, by the executor or administrator of his estate, by the person or persons to whom his rights under the Option shall pass by will or the laws of descent and distribution, but in no event may the Option be exercised after its stated expiration.  An optionee shall be deemed to be disabled if, in the opinion of a physician selected by the Committee, he is not capable of performing services for the Company or any of its subsidiaries by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long, continued and indefinite duration.

(g)   Transferability.   Any Option granted hereunder may NOT be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution and shall be exercisable, during the optionee’s lifetime, only by him.

(h)   No Rights as a Stockholder.  An optionee or a permitted transferee of an Option under the Plan has no rights as a stockholder with respect to shares covered by an Option until the date he validly exercises the Option in accordance herewith including full payment for the exercised Option shares; except as provided in paragraph 6(j), no adjustment for dividends or otherwise shall be made if the record date therefor is prior to the date on which he became or becomes the holder of record thereof.

(i)   Extraordinary Corporate Transactions.  In the event of (i) the dissolution or liquidation of the Company or similar occurrence, (ii) any merger, consolidation, acquisition,  reorganization, or similar occurrence, where the Company will not be a surviving entity or (iii) a transfer of all or substantially all of the assets of the Company or more than 80% of the outstanding Common Stock, the Option rights granted hereunder shall terminate and thereupon become null and void; provided, however, that each optionee shall have the right immediately prior to or concurrently with such dissolution, liquidation, merger, consolidation, acquisition, reorganization or similar occurrence, to exercise any Option rights granted hereunder, without regard to an option period or of any limitations thereunder.

(j)   Changes in Company’s Capital Structure.  The existence of the Plan and outstanding Options granted hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, re-capitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or prior preference stock senior to or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise; provided, however, if the outstanding shares of Common Stock of the Company shall at any time be changed or exchanged by declaration of a stock dividend, stock split, combination of shares, or recapitalization, the number and kind of shares subject to the Plan or subject to any Options theretofore granted, and the Option prices, shall be appropriately and equitably adjusted.

(k)   Investment Representation.  Shares of Common Stock shall not be issued and delivered with respect to an Option granted under the Plan unless issuance of such shares (i) complies with all relevant provisions of law including, without limitation the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, or (ii) the Committee has received evidence satisfactory to it to the effect that an exemption from registration under the Securities Act and any applicable state securities laws is available for the sale and issuance contemplated.  Each Option Agreement shall contain an agreement that upon demand by the Committee for such a representation, the optionee (or any person acting under paragraph 6(f)) shall deliver to the Company at the time of any exercise of an Option a written representation that the shares to be acquired upon such exercise are to be acquired for investment and NOT for resale and NOT with a view to the distribution thereof, except as permitted by law and by the Company.  Upon such demand, delivery of such representation prior to the delivery of any shares issued upon exercise of an Option and prior to the expiration of the Option period shall be a condition precedent to the right of the optionee or such other person to purchase any shares.

(l)   Option Agreement.  Each Option Agreement which provides for the grant of an Option to a key employee shall contain such terms and provisions as the Committee may determine to be necessary or desirable in order to qualify such Option under Section 422A of the Code.

7.

Amendments or Termination.  The Board of Directors may at any time and from time to time amend, alter or terminate the Plan, but no amendment or alteration shall be made which would impair the rights of any optionee under any Option theretofore granted without his consent, or which, without the approval of the holders of at least a majority of the shares of Common Stock at the time outstanding, would: (i) except as is provided in paragraph 6(j) of the Plan, increase the minimum number of shares reserved for the purposes of the Plan or reduce the Option price provided for in paragraph 6(b) of the Plan, (ii) change the class of persons eligible to participate in the Plan as provided in paragraph 4 of the Plan, (iii) extend the Option period provided for in paragraph 6(a) of the Plan, or (iv) extend the expiration date of this Plan set forth in paragraph 9 of the Plan.

8.

Compliance With Other Laws and Regulations.  The Plan, the grant and exercise of Options thereunder, and the obligation

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of the Company to sell and deliver shares under such Options shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any governmental or regulatory agency or national securities exchange as may be required, and shall be further subject to counsel for the Company with respect to such compliance.  The Company shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of such shares under any federal or state law or any ruling or regulation of any government body or national securities exchange which the Company shall, in its sole discretion, determine to be necessary or advisable and the Company shall have no obligation to effect any such registration or qualification.

9.

Effectiveness and Expiration of Plan.  The Plan shall be effective on the date the Board of Directors of the Company adopts the Plan.  If the holders of at least a majority of the shares of Common Stock at the time outstanding fail to approve the Plan within twelve months after the date the Board of Directors approved the Plan, the Plan shall thereupon terminate and all Options previously granted under the Plan shall immediately become null and void.  The Plan shall expire ten years after the effective date of the Plan and thereafter no Option shall be granted pursuant to the Plan.

10.

Liability of Company.  The Company, its parent or any subsidiary which is in existence or thereafter comes into existence shall not be liable to an optionee or other persons as to:

(a)   The Non-Issuance of Shares.  The non-issuance or sale of shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares hereunder; and

(b)   Tax Consequences.  Any tax consequence expected, but not realized, by any optionee or other person due to the exercise of any Option granted hereunder.

11.

Use of Proceeds.  The proceeds received by the Company from the sale of Common Stock pursuant to the exercise of Options granted under the Plan shall be added to the general funds and used for general corporate purposes.

12.

Governing Law.  This Plan shall be interpreted and construed in accordance with the laws of the State of Oklahoma.

13.

Incorporated by Reference.  The Plan hereby granted includes all technical corrections, modifications, alterations and amendments to the Code applicable to incentive stock option plans generally, and all regulations, administrative pronouncements and interpretations thereof are hereby incorporated herein automatically effective immediately upon the effective date thereof.  All options granted under the Plan and all Option Agreements executed pursuant to the terms of the Plan hereby incorporate all applicable provisions of all amendments, revisions, modifications and alterations as hereby and as hereafter adopted to the extent permitted by law.

IN WITNESS WHEREOF, and as conclusive evidence of the adoption of the foregoing, POWDER RIVER BASIN GAS CORP.  has caused these presents to be duly executed in its name and behalf by its proper officers  duly authorized, and its corporate seal to be affixed hereto this March 20, 2007.

POWDER RIVER BASIN GAS CORP.

By: _____________________________

BRIAN FOX, President

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APPENDIX B

MERGER AGREEMENT

CHANGE OF DOMICILE

AGREEMENT AND PLAN OF MERGER

This Agreement and Plan of Merger (“Agreement”) is entered into by and between  POWDER RIVER BASIN GAS CORP.,  a Colorado corporation (“PRVB”), and POWDER RIVER PETROLEUM INTERNATIONAL, INC., an Oklahoma corporation (“PRPI”)

WHEREAS, PRPI is a newly formed Oklahoma corporation organized for the sole purpose of becoming the surviving corporation in a change of domicile merger with PRVB; and

WHEREAS, the sole shareholder of PRPI is PRVB; and

WHEREAS, the parties desire to provide for the terms and conditions upon which  PRVB will merge into the PRPI  in a statutory merger (“Merger”) in accordance with 18 Oklahoma Statutes Section 1082 of the Oklahoma General Business Corporation Act (“Oklahoma Act”); and the Colorado Business Corporation Act (“Colorado Act”); and

WHEREAS, upon consummation of the Merger, all of the assets and business of PRVB, and all liabilities and obligations of PRVB will become the assets, business,  liabilities and obligations of PRPI, and all issued and outstanding shares of capital stock of PRVB will be exchanged for common stock of PRPI; and

WHEREAS, for federal income tax purposes, it is intended that the Merger qualify as a tax-free reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (“Code”).

For good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties agree as follows:

ARTICLE I

THE MERGER

1.01.

The Merger.

(a)

Agreement to Merge.   Subject to the terms and conditions of this Agreement, at the Effective Time, as defined below, PRVB shall be merged with and into PRPI in accordance with the provisions of this Agreement, the Colorado Act and the Oklahoma Act; the separate corporate existence of PRVB shall cease; and the PRPI shall continue as the surviving corporation (“Surviving Corporation”). The constituent corporations (“Constituent Corporations”) to the Merger are PRVB and the PRPI.  The name of the Surviving Corporation after the Merger shall be POWDER RIVER PETROLEUM INTERNATIONAL, INC.

(b)

Effective Time.  The Merger shall become effective (“Effective Time”) upon filing of a Certificate of Merger substantially in the form attached as Exhibit A (“Certificate of Merger”) with the Secretary of State of the State of Oklahoma in accordance with applicable provisions of the Oklahoma Act.

(c)

Appointment of Service Agent.  PRVB hereby irrevocably appoints the Surviving Corporation as its agent for service of process in Oklahoma for the enforcement of any obligation of PRVB, as well as for the enforcement of any obligation of the Surviving Corporation arising from or by reason of the Merger, including any suit or other proceeding to enforce appraisal rights of any shareholder of PRVB. PRVB designates the Registered Office office of the Surviving Corporation  at 4444 East 66th Suite 201, Tulsa, OK 74136-4206  as the place where all such service of process shall be effected. Service shall be upon the Surviving Corporation’s registered agent, Frederick K. Slicker, at the Registered Office of the Surviving Corporation.

(d)

Effect of the Merger.  Automatically, at the Effective Time, all rights, powers, privileges, franchises, licenses and permits of the Constituent Corporations and all property, real, personal and mixed, shall be vested in the Surviving Corporation; and all debts, duties, liabilities and claims of every kind, character and description of the Constituent Corporations shall be debts, duties, liabilities and claims of the Surviving Corporation and may be enforced against the Surviving Corporation to the same extent as if such debts, duties, liabilities and claims had been incurred by it originally.  All rights of creditors of the Constituent Corporations and all liens upon property of any Constituent Corporation shall be preserved unimpaired and shall not be altered in any way by reason of the Merger.

1.02.  Conversion of Stock.

Automatically at the Effective Time, by virtue of the Merger and without any action on the part of the shareholders of the Constituent Corporations:

(a)

Each share of common stock of PRVB that is issued and outstanding at the Effective Time shall be converted into one shares of common stock of the Surviving Corporation; provided, however, that so long as the certificates representing shares of common Stock of PRVB shall remain issued and outstanding, such certificates shall automatically be entitled to conversion into certificates of common stock of the Surviving Corporation; and further, provided, such certificates shall represent the same number of shares of common stock of the Surviving Corporation as they represent shares of common stock in PRVB; and

(b)

All issued and outstanding options, warrants or other rights to acquire common stock of PRVB at the Effective Time shall, be reason of the Merger and without any action on the part of the holders thereof, be automatically converted to options, warrants and other rights to acquire common stock of the Surviving Corporation on the same terms, conditions and tenor as such rights existed against PRVB immediately prior to the Merger; and

(c)

Each share of common stock of the Surviving Corporation issued and outstanding at the Effective Time shall remain issued

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and outstanding as one share of common stock of the Surviving Corporation.

(d)

The Transfer Agent for the Constituent Corporations is Madison Stock Transfer, 1688 East 16th Suite 7, Brooklyn, NY 11229. Following the Effective Time, shareholders of PRVB stock may exchange their shares of common stock of PRVB for certificates representing shares of common stock of the Surviving Corporation; provided, however, certificates representing common stock of PRVB shall continue to represent shares of common stock of the Surviving Corporation, even if not exchanged for new certificates representing common stock of the Surviving Corporation.

1.03.  Effect of Merger.

(a)

Rights in PRVB Cease.  At and after the Effective Time, the holder of each certificate of common stock of PRVB shall cease to have any rights as a shareholder of PRVB.  All dividends or other distributions with respect to PRVB common stock prior to the Effective Time shall be payable to the shareholders of the Surviving Corporation without interest upon surrender of certificates representing PRVB common stock into certificates representing shares of common stock of the Surviving Corporation.

(b)

Closure of Stock Records.  From and after the Effective Time, the stock transfer books of PRVB shall be closed, and there shall be no further registration of stock transfers on the records of PRVB.

1.04.   Certificate of Incorporation of the Surviving Corporation.  The Certificate of Incorporation of the Surviving Corporation shall be changed by reason of the Merger to be  the Certificate of Incorporation of the Surviving Corporation as set forth in Exhibit A to this Agreement.

1.05.  Bylaws of the Surviving Corporation.  The Bylaws of the Surviving Corporation shall by reason of the Merger be the Bylaws in effect for the Surviving Corporation immediately prior to the Effective Time, as set forth in Exhibit B to this Agreement.

1.06.  Directors of the Surviving Corporation.  At the Effective Time, the directors of PRVB immediately prior to the Effective Time shall become the directors of the Surviving Corporation immediately after the Effective Time, who shall serve as directors of the Surviving Corporation until their respective successors are duly elected and qualified.

1.07.  Officers of the Surviving Corporation.  At the Effective Time, the officers of PRVB immediately prior to the Effective Time shall become the directors of the Surviving Corporation immediately after the Effective Time, who shall serve as officers rs of the Surviving Corporation serving in the same capacity with the same titles, duties and responsibilities as immediately prior to the Effective Time, and they shall so serve at the pleasure of the Board of Directors of the Surviving Corporation until their respective successors are duly elected and qualified.

1.08.   Closing.  The Closing of the Merger shall take place at the offices of Frederick K. Slicker, 4444 East 66th, Suite 201,  Tulsa, Oklahoma 74136-4206 at 5:00 p.m. local time effective October 31, 2007 or on the date on which the last condition set forth herein is fulfilled or waived or at such time and place as the parties mutually agree (“Closing Date”).

ARTICLE II

REPRESENTATIONS AND WARRANTIES

2.01.   General Representations and Warranties of PRVB.  PRVB represents and warrants to the Surviving Corporation that the facts set forth below are true and correct:

(a)

Organization. PRVB is a corporation duly organized, validly existing and in good standing under the laws of the State of Corporation, is qualified to engage in business in each jurisdiction in which the nature of its business and the ownership of its properties require  it to become qualified to do business in any other jurisdiction, and has all requisite power and authority to conduct its current business and operate its existing properties

(b)

Authorization.  The execution of this Agreement and the consummation of the Merger and the other transactions contemplated hereby have been duly authorized by its Board of Directors and its sole Shareholder; no other corporate action on its part is necessary in order to execute, deliver, consummate and perform its obligations hereunder; and it has all requisite corporate and other authority to execute and deliver this Agreement and consummate the transactions contemplated hereby.

(c)

Capitalization. Its authorized capital consists of 200,000,000 shares of common stock, par value $0.001 per share; at the date hereof, __________shares of its common stock were issued and outstanding; and 10,000,000 shares of Preferred Stock, of which no shares are issued and outstanding; and no shares are held in its treasury.  All issued and outstanding shares of common stock of PRVB have been duly and validly issued and are fully paid and non-assessable shares and have not been issued in violation of any preemptive or other rights of any other person or any applicable laws.  There are no outstanding options, warrants, commitments, calls or other rights or agreements requiring it to issue any shares of PRVB common stock or securities convertible into shares of its common stock to anyone for any reason whatsoever, except that there are outstanding warrants or options to purchase _______ shares of common stock.

(d)

Binding Effect.  The execution, delivery, performance and consummation of the Merger and the transactions contemplated hereby will  not violate any obligation to which PRVB is a party and will not create a default hereunder; and this Agreement constitutes  a legal, valid and binding obligation of PRVB, enforceable in accordance with its terms, except as the enforcement may be limited by bankruptcy, insolvency, moratorium, or similar laws affecting creditor’s rights generally and by the availability of injunctive relief, specific performance or other equitable remedies.

(e)

No Litigation..  There is no suit, action or any arbitration, administrative, legal or other proceeding of any kind or character, or any governmental investigation pending or threatened against it affecting its assets or business, and there is no factual basis therefor.  There is no pending or threatened suit, action or proceeding before any court, arbitrator or administrative agency which would, if adversely determined, individually or in the aggregate, materially and adversely affect the consummation of the Merger.

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(f)

No Conflicting Agreements. Neither the execution and delivery of this Agreement nor the fulfillment of or compliance by PRVB with the terms or provisions thereof will result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in a violation of, its corporate charter or bylaws, or any agreement, contract, instrument, order, judgment or decree to which it is a party or by which it or any of the assets is bound, or violate any provision of any applicable law,  rule or regulation or any order, decree, writ or injunction of any court or governmental entity which materially affects its assets or business.

(g)

No Consents.  Except for consents listed in Exhibit 2.01(g) attached hereto, no consent from or approval of any court, governmental entity or any other person is necessary in connection with execution and delivery of this Agreement by PRVB and performance of the obligations of PRVB hereunder or under any other agreement to which PRVB is a party; and the consummation of the transactions contemplated by this Agreement will not require the approval of  any entity or person in order to prevent the termination of  any material right, privilege, license or agreement relating to PRVB or its assets or business.

(h)

Title to Its Assets.  PRVB has good and marketable title to its assets (tangible and intangible), free and clear of all liens, claims, charges, mortgages, options, restrictions, security agreements and other encumbrances of every kind or nature whatsoever.

(i)

Taxes.  All returns, reports, statements and other similar filings required to be filed by it with respect to any federal, state, local or foreign taxes, assessments, interests, penalties, deficiencies, fees and other governmental charges or impositions have been timely filed with the appropriate governmental agencies in all jurisdictions in which such tax returns are required to be filed; all such tax returns properly reflect all liabilities of it for taxes for the periods, property or events covered thereby; and all taxes, whether or not reflected on those tax returns, and all taxes  claimed to be due from it by any taxing authority, have been properly paid, except to the extent reflected on Schedule 2.01(i) where PRVB  has contested in good faith by appropriate proceedings and  reserves have been established on its  financial statements to the full extent if the contest is adversely decided against it. PRVB has not received any notice of assessment or proposed assessment in connection with any tax returns, PRVB has not extended or waived the application of any statute of limitations of any jurisdiction regarding the assessment or collection of any taxes.   There are no tax liens (other than any lien which arises by operation of law for current taxes not yet due and payable) on any of the assets of PRVB.  There is no basis for any additional assessment of taxes, interest or penalties against PRVB.  PRVB has made all deposits required by law to be made with respect to employee  withholding and other employment taxes, including without limitation the portion of such deposits relating to taxes imposed upon PRVB.

(j)

Absence of Certain Changes or Events.  PRVB has not, and without the written consent of PRPI, PRVB will not have at the Closing:

(i)

Sold, encumbered, assigned or transferred any of its material assets; or

(ii)

Suffered any material damage, destruction or loss; or

(iii)

Received notice or have knowledge of any material adverse effect on any of its material assets or liabilities; or

(v)

Made any commitments or agreements for capital expenditures or otherwise; or

(vi)

Entered into any transaction or made any commitment not disclosed to the Surviving Corporation ; or

(vii)

Agreed to take any of the actions set forth in this paragraph.

(k)

Material Contracts. A complete and accurate copy of all material agreements, contracts and commitments of the following types, whether written or oral to which it is a party or is bound, has been provided to PRVB and such agreements are in full force and effect without amendment:

(i)

All promissory notes, mortgages, indentures, deeds of trust, security agreements and other agreements and instruments relating to the borrowing of money by or any extension of credit to it; and

(ii)

All operating agreements and lease agreements; and

(iii)

All licenses to or from others of any intellectual property and trade names; and

(iv)

All contracts or commitments to sell, lease or otherwise dispose of any of its property

(l)

Compliance with Law.  PRVB is in compliance with all applicable laws, rules, regulations and orders promulgated by any federal, state or local governmental body or agency relating to its business and operations.  PRVB owns all franchises, licenses, permits, easements, rights, applications, filings, registration and other authorizations which are necessary for it to conduct business, all of which are valid and in full force and effect, and it is in full compliance therewith.

(m)

Employees.  PRVB is not a party to or bound by any employment agreement or any collective bargaining agreement with respect to any of the employees. PRVB has no obligation to any compensation or benefit, except as set forth in Schedule 2.01(m).

(n)

Employee Benefit Plans.  There are no employee benefit plans in effect, and there are no outstanding or unfunded liabilities to employees of PRVB.

(o)

Books and Records. The books and records of PRVB are true, accurate and complete in all material respects, the financial statements of PRVB fairly present its business and operations and accurately reflect in all material respects its business, financial condition and liabilities.

(p)

No Broker’s Fees.  PRVB has not incurred any finder’s, broker’s, investment banking, financial, advisory or other similar fees or obligations with respect to Merger or for any other purpose.

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(q)

Full Disclosure.  All representations or warranties of PRVB  are true, correct and complete in all material respects on the date hereof and shall be true, correct and complete in all material respects as of the Closing as if they were made on such date.  No statement made by or for the benefit of PRVB in this Agreement or in the exhibits hereto or any document delivered by PRVB or on its behalf pursuant to this Agreement contains an untrue statement of material fact or omits to state all material facts necessary to make the statements therein not misleading in any material respect.

2.02.   General Representations and Warranties of PRPI.  PRPI represents and warrants to PRVB  that the following facts are true and correct:

(a)

Organization. PRPI is a corporation duly organized, validly existing and in good standing under the laws of the State of Oklahoma, is qualified to engage in the sale of insurance in Oklahoma, does not engage any business or own any property which requires  it to become qualified to do business in any other jurisdiction, and has all requisite power and authority to conduct its current business and operate its existing properties

(b)

Authorization.  The execution of this Agreement and the consummation of the Merger and the other transactions contemplated hereby have been duly authorized by its Board of Directors and its sole Shareholder, PRVB; no other corporate action on its part is necessary in order to execute, deliver, consummate and perform its obligations hereunder; and it has all requisite corporate and other authority to execute and deliver this Agreement and consummate the transactions contemplated hereby.

(c)

Capitalization.   Its authorized capital  consists of 200,000,000 shares of common stock, par value $0.001 per share; at the date hereof, 100 shares of its common stock were issued and outstanding and owned by PRVB; and 10,000,000 shares of Preferred Stock, of which no shares are issued and outstanding; and no shares are held in its treasury.  All issued and outstanding shares of common stock of PRPI have been duly and validly issued and are fully paid and non-assessable shares and have not been issued in violation of any preemptive or other rights of any other person or any applicable laws.  There are no outstanding options, warrants, commitments, calls or other rights or agreements requiring it to issue any shares of PRPI common stock or securities convertible into shares of its common stock to anyone for any reason whatsoever.

(d)

Binding Effect.  The execution, delivery, performance and consummation of the Merger and the transactions contemplated hereby will  not violate any obligation to which PRPI is a party and will not create a default hereunder; and this Agreement constitutes  a legal, valid and binding obligation of PRPI, enforceable in accordance with its terms, except as the enforcement may be limited by bankruptcy, insolvency, moratorium, or similar laws affecting creditor’s rights generally and by the availability of injunctive relief, specific performance or other equitable remedies.

(e)

No Litigation..  There is no suit, action or any arbitration, administrative, legal or other proceeding of any kind or character, or any governmental investigation pending or threatened against it affecting its assets or business, and there is no factual basis therefor.  There is no pending or threatened suit, action or proceeding before any court, arbitrator or administrative agency which would, if adversely determined, individually or in the aggregate, materially and adversely affect the consummation of the Merger.

(f)

No Conflicting Agreements.  Neither the execution and delivery of this Agreement nor the fulfillment of or compliance by PRPI with the terms or provisions thereof will result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in a violation of, its corporate charter or bylaws, or any agreement, contract, instrument, order, judgment or decree to which it is a party or by which it or any of the assets is bound, or violate any provision of any applicable law,  rule or regulation or any order, decree, writ or injunction of any court or governmental entity which materially affects its assets or business.

(g)

No Consents.  Except for consents listed in Exhibit 2.02(g) attached hereto, no consent from or approval of any court, governmental entity or any other person is necessary in connection with execution and delivery of this Agreement by PRPI and performance of the obligations of PRPI hereunder or under any other agreement to which PRPI is a party; and the consummation of the transactions contemplated by this Agreement will not require the approval of  any entity or person in order to prevent the termination of  any material right, privilege, license or agreement relating to PRPI or its assets or business.

(h)

Title to Its Assets.  PRPI has good and marketable title to its assets (tangible and intangible), free and clear of all liens, claims, charges, mortgages, options, restrictions, security agreements and other encumbrances of every kind or nature whatsoever.

(i)

Taxes.  All returns, reports, statements and other similar filings required to be filed by it with respect to any federal, state, local or foreign taxes, assessments, interests, penalties, deficiencies, fees and other governmental charges or impositions have been timely filed with the appropriate governmental agencies in all jurisdictions in which such tax returns are required to be filed; all such tax returns properly reflect all liabilities of it for taxes for the periods, property or events covered thereby; and all taxes, whether or not reflected on those tax returns, and all taxes  claimed to be due from it by any taxing authority, have been properly paid, except to the extent reflected on Schedule 2.01(i) where PRPI  has contested in good faith by appropriate proceedings and  reserves have been established on its  financial statements to the full extent if the contest is adversely decided against it. PRPI has not received any notice of assessment or proposed assessment in connection with any tax returns, PRPI has not extended or waived the application of any statute of limitations of any jurisdiction regarding the assessment or collection of any taxes.   There are no tax liens (other than any lien which arises by operation of law for current taxes not yet due and payable) on any of the assets of PRPI.  There is no basis for any additional assessment of taxes, interest or penalties against PRPI.  PRPI has made all deposits required by law to be made with respect to employee  withholding and other employment taxes, including without limitation the portion of such deposits relating to taxes imposed upon PRPI.

(j)

Absence of Certain Changes or Events.  PRPI has not, and without the written consent of PRVB, PRPI will not conduct or transact any business prior to Closing except as  is required to be conducted in order to complete the Merger, and it will not have at the Closing:

(i)

Sold, encumbered, assigned or transferred any of its material assets; or

(ii)

Suffered any material damage, destruction or loss; or

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(iii)

Received notice or have knowledge of any material adverse effect on any of its material assets or liabilities; or

(v)

Made any commitments or agreements for capital expenditures or otherwise; or

(vi)

Entered into any transaction or made any commitment not disclosed to the Surviving Corporation ; or

(vii)

Agreed to take any of the actions set forth in this paragraph.

(k)

Material Contracts. A complete and accurate copy of all material agreements, contracts and commitments of the following types, whether written or oral to which it is a party or is bound, has been provided to PRPI and such agreements are in full force and effect without amendment:

(i)

All promissory notes, mortgages, indentures, deeds of trust, security agreements and other agreements and instruments relating to the borrowing of money by or any extension of credit to it; and

(ii)

All operating agreements and lease agreements; and

(iii)

All licenses to or from others of any intellectual property and trade names; and

(iv)

All contracts or commitments to sell, lease or otherwise dispose of any of its property

(l)

Compliance with Laws.  PRPI is in compliance with all applicable laws, rules, regulations and orders promulgated by any federal, state or local governmental body or agency relating to its business and operations.  PRPI owns all franchises, licenses, permits, easements, rights, applications, filings, registration and other authorizations which are necessary for it to conduct business, all of which are valid and in full force and effect, and it is in full compliance therewith.

(m)

Employees.   PRPI is not a party to or bound by any employment agreement or any collective bargaining agreement with respect to any of the employees. PRPI has no obligation to any compensation or benefit, except as set forth in Schedule 2.02(m).

(n)

Employee Benefit Plans.  There are no employee benefit plans in effect, and there are no outstanding or unfunded liabilities to employees of PRPI.

(o)

Books and Records. The books and records of PRPI are true, accurate and complete in all material respects, the financial statements of PRPI fairly present its business and operations and accurately reflect in all material respects its business, financial condition and liabilities.

(p)

No Broker’s Fees.  PRPI has not incurred any finder’s, broker’s, investment banking, financial, advisory or other similar fees or obligations with respect to Merger or for any other purpose.

(q)

Full Disclosure.  All representations or warranties of PRPI  are true, correct and complete in all material respects on the date hereof and shall be true, correct and complete in all material respects as of the Closing as if they were made on such date.  No statement made by or for the benefit of PRPI in this Agreement or in the exhibits hereto or any document delivered by PRPI or on its behalf pursuant to this Agreement contains an untrue statement of material fact or omits to state all material facts necessary to make the statements therein not misleading in any material respect.

ARTICLE III

TRANSACTIONS PRIOR TO CLOSING

3.01.  Corporate Approvals.  Prior to Closing, each of the parties shall submit this Agreement to its Board of Directors and Shareholders and obtain approval thereof.  Copies of corporate actions taken shall be provided to each party. The Effective Date is subject to the approval of two-thirds of the total number of shares of common stock of PRVB which are issued and outstanding on ________________, 2007.

3.02.  Access to Information.  Each party agrees to permit upon reasonable notice the attorneys, accountants, and other representatives of the other parties reasonable access during normal business hours to its properties and its books and records to make reasonable investigations with respect to its affairs, and to make its officers and employees available to answer questions and provide additional information as reasonably requested.

3.03.  Expenses.  PRVB agrees to bear all the expenses in connection with the negotiation and consummation of the Merger and the transactions contemplated hereby.

3.04.  Covenants.  Except as permitted in writing, each party agrees that it will:

(a)

Use its good faith efforts to obtain all requisite licenses, permits, consents, approvals and authorizations necessary in order to consummate the Merger; and

(b)

Notify the other parties upon the occurrence of any event which would have a materially adverse effect upon the Merger or the transactions contemplated hereby or upon the business, assets or results of operations; and

(c)

Not modify its corporate structure, except  as necessary or advisable in order to consummate the Merger and the transactions contemplated hereby.

ARTICLE IV

CONDITIONS PRECEDENT

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The obligation of the parties to consummate the Merger and the transactions contemplated hereby are subject to the following conditions which may be waived to the extent permitted by law:

(a)

Each party must obtain the approval of its Board of Directors and Shareholders in accordance with applicable law, and such approval shall not have been rescinded or restricted; and

(b)

Each party shall obtain all requisite licenses, permits, consents, authorizations and approvals required to complete the Merger and the transactions contemplated hereby; and

(c)

There shall be no effective injunction, writ or preliminary restraining order or other order of a similar nature issued by any court or governmental agency having  jurisdiction directing that the Merger or the transactions contemplated hereby shall not be consummated; and

(d

The representations and warranties of the parties shall be true and correct in all material respects at the Effective Time; and

(e)

A Certificate of Merger must be filed with the Oklahoma Secretary of State  in accordance with applicable law.

ARTICLE V

DISPUTE RESOLUTION

All disputes not resolved by mutual agreement within 60 days or such longer time as the parties mutually agree shall at the request of any party be referred to mediation.  In the event a mutual agreement is not reached in mediation, all such disputes shall at the request of any party be resolved by binding arbitration conducted in Tulsa, Oklahoma in accordance with the Commercial Rules of Arbitration of the American Arbitration Association.  Each party hereby agrees to submit to arbitration and to cooperate with reasonable good faith diligence in the conduct of resolving all disputes arising hereunder or under any purchase order arising pursuant to this Agreement.  Each party agrees to be finally bound for all purposes by the decision reached in arbitration, unless the contesting party can prove that the arbitration award was infected with fraud, misconduct or is manifestly contrary to law. Each party agrees to submit to personal jurisdiction in the courts in Tulsa County, Oklahoma with respect to any proceeding to enforce an award in arbitration. Each party also agrees that venue in the courts of Tulsa County, Oklahoma is proper.  Each party agrees not contest venue or personal jurisdiction in any matter involving the interpretation or enforcement of any award granted in any arbitration conducted in accordance with this Agreement.  The prevailing party in any arbitration proceeding brought to enforce this Agreement and an award in arbitration shall be entitled to recover all its attorneys’ fees and expenses in addition to any other relief granted to it in arbitration or to which is shall be determined to be entitled.

ARTICLE VII

MISCELLANEOUS

No party may assign this Agreement or any right or obligation of it hereunder without the prior written consent of the other parties hereto.  No permitted assignment shall relieve a party of its obligations under this Agreement without the separate written consent of the other parties.  This Agreement shall be binding upon and enure to the benefit of the parties and their respective permitted successors and assigns.  Each party agrees that it will comply with all applicable laws, rules and regulations in the execution and performance of its obligations under this Agreement.  This Agreement shall be governed by and construed in accordance with the laws of the State of Oklahoma.  This document constitutes a complete and entire agreement among the parties with reference to the subject matters set forth herein.  No statement or agreement, oral or written, made prior to or at the execution hereof and no prior course of dealing or practice by either party shall vary or modify the terms set forth herein without the prior consent of the other parties hereto.  This Agreement may be amended only by a written document signed by the parties.  Notices or other communications required to be made in connection with this Agreement shall be delivered to the parties at the address set forth below or at such other address as may be changed from time to time by giving written notice to the other parties.  This Agreement may be executed in multiple counterparts, each of which shall constitute one and a single Agreement.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by a duly authorized officer this ___  day of___________, 2007.

POWDER RIVER BASIN GAS CORP.

By ________________________________________

Brian Fox, President

POWDER RIVER PETROLEUM INTERNATIONAL, INC.

By ________________________________________

Brian Fox, President

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[PROXY CARD]

PROXY

POWDER RIVER BASIN GAS CORP.

Annual Meeting of Stockholders

October 30, 2007

(This Proxy is Being Solicited by the Board of Directors)

The undersigned hereby appoints Brian Fox as proxy, with full power of substitution, to vote the voting shares of Powder River Basin Gas Corp. (the “Company”), which the undersigned is entitled to vote at the annual meeting of stockholders of the Company (the “Annual Meeting”) to be held Tuesday, October 30, 2007, at 9:00 am CST, at the Holiday Inn Select, 5000 East Skelley Drive, Tulsa, Oklahoma 74135, or any adjournment(s) thereof, such proxies being directed to vote as specified below.  If no instructions are specified, such proxy will be voted “FOR” each proposal.  If any other business is presented at the Annual Meeting, this proxy will be voted in accordance with the determination of a majority of the Board of Directors.

To vote in accordance with the Board of Directors’ recommendations, sign below.  The “FOR” boxes may, but need not, be checked.  To vote against any of the recommendations, check the appropriate box(es) marked “AGAINST” below.  To withhold authority for the proxies to vote for any of the recommendations, check the appropriate box(es) marked “WITHHOLD AUTHORITY” below.

The Board of Directors recommends votes “FOR” the following proposals, each of which has been proposed by the Board of Directors:

1. Elect each of the following nominees as directors to serve until the 2008 Annual Meeting of Stockholders. To vote against any individual nominee, strike a line through such nominee’s name. To withhold your vote for any individual nominee, strike a line through such nominee’s name and circle the name;

Brian Fox

Jonathan Havelock

Mark Chang

FOR [ ]

AGAINST [ ]

WITHHOLD AUTHORITY [ ]

2. Ratify the appointment of Chisholm, Bierwolf & Nilson, LLC as independent public accountants;

FOR [ ]

AGAINST [ ]

WITHHOLD AUTHORITY [ ]

3. Ratify and approve the adoption of the 2007 Incentive Stock Option Plan;

FOR [ ]

AGAINST [ ]

WITHHOLD AUTHORITY [ ]

4. Approve the change of domicile from the State of Colorado to the State of Oklahoma and related name change.

FOR [ ]

AGAINST [ ]

WITHHOLD AUTHORITY [ ]

PLEASE PRINT YOUR NAME AND SIGN EXACTLY AS YOUR NAME APPEARS IN THE RECORDS OF THE COMPANY.  WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN.  WHEN SIGNING AS AN EXECUTOR, ADMINISTRATOR, ATTORNEY, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH.  IF THE SIGNER IS A COMPANY, PLEASE PROVIDE THE FULL NAME OF THE COMPANY AND A SIGNATURE FROM A DULY AUTHORIZED OFFICER, GIVING THE OFFICER’S FULL TITLE AS SUCH.  IF YOUR SHARES ARE HELD AT A BROKERAGE HOUSE, PLEASE INDICATE IN THE SPACE PROVIDED THE NAME OF THE BROKERAGE HOUSE AND THE NUMBER OF SHARES HELD.

Name of Brokerage

Number of Shares

House [If Applicable]

Beneficially Held

___________________________________

_______________________________

Date:

___________________________________

_______________________________

Signature

Signature (if held jointly)

PLEASE MARK, SIGN, DATE, AND RETURN PROMPTLY, USING THE ENCLOSED ENVELOPE.

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